ALPINE EMERGING MARKETS REAL ESTATE FUND
A SERIES OF ALPINE EQUITY TRUST

SUPPLEMENT DATED JUNE 22, 2017
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2017

On June 22, 2017, the Board of Trustees (the “Board”) of the Alpine Emerging Markets Real Estate Fund (the “Fund”), a series of Alpine Equity Trust (the “Trust”), determined to terminate and wind up the Fund.

Terminating and winding up the Fund requires approval by a “majority of the outstanding voting securities” of the Fund, as defined in the Trust’s Declaration of Trust, and the Investment Company Act of 1940, as amended. A Special Meeting to vote on this is expected to occur in the third quarter of 2017. If approved by shareholders, the Fund is expected to cease operations shortly after the Special Meeting.

Alpine Woods Capital Investors, LLC, the Fund’s investment adviser, will bear all of the expenses associated with the Special Meeting, including, among other things, legal fees for the preparation and filing of the proxy materials, the mailing of proxy materials and other solicitation expenses.

Effective June 22, 2017, the Fund will no longer sell shares to new investors or existing shareholders, including through exchanges into the Fund from other Alpine mutual funds. Shareholders may exchange their Fund shares for shares of the same class of any other fund in the Alpine family without redemption fees as described in the Fund’s Prospectus.

Shareholders of the Fund who redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Fund’s net asset value per share. Each shareholder who remains in the Fund will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds.

Shareholders should consult with their tax adviser about any tax consequence as a result of the liquidation.

This supplement does not constitute a solicitation of any vote or approval. Any such solicitation will be made by a proxy statement containing important information about the Fund and the liquidation, which investors are urged to read carefully in its entirety when it becomes available. When available, the proxy statement and any other relevant documents will be accessible, free of charge, on the SEC’s website at www.sec.gov, or by calling 1-888-785-5578.

Please retain this Supplement for future reference.